UNITED STATES

                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549
                     ----------------------------------

                              FORM 8-K/A NO. 1

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

                     THE SECURITIES EXCHANGE ACT OF 1934

                     ----------------------------------

                               DATE OF REPORT

              (DATE OF EARLIEST EVENT REPORTED): AUGUST 5, 1997

                               NATURADE, INC.

             (Exact Name of Registrant as Specified in Charter)


        DELAWARE
      (State or Other          33-7106-A                23-2442709
      Jurisdiction of         (Commission              (IRS Employer
      Incorporation)          File Number)            Identification No.)


                          7110 EAST JACKSON STREET
                         PARAMOUNT, CALIFORNIA 90723
                  (Address of Principal Executive Offices)

                       REGISTRANT'S TELEPHONE NUMBER,
                    INCLUDING AREA CODE:  (562) 531-8120

            THE PURPOSE OF THIS AMENDMENT IS AMEND THE FOLLOWING
ITEM OF THE REGISTRANT'S CURRENT REPORT ON FORM 8-K FILED ON
AUGUST 12, 1997 AS FOLLOWS:

Item 7      Financial Statements, Pro Forma Financial Information and Exhibits

            To include as Exhibit 16.1 the letter of McGladrey & Pullen, LLP to the Securities and Exchange Commission dated August 12, 1997.










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Item 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
            AND EXHIBITS

      (a)   Financial Statements of Businesses Acquired.

            Not applicable.

      (b)   Pro Forma Financial Information.

            Not applicable.

      (c)   Exhibits.

            16.1 Letter from McGladrey & Pullen, LLP to the Securities and Exchange Commission dated August 12, 1997.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              NATURADE, INC.


                              By:  /s/ Allan Schulman
                                   ------------------------
                                   Allan Schulman,
                                   Chief Executive Officer

Dated: August 13, 1997



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                              INDEX TO EXHIBITS

                                                               Sequentially
                                                                 Numbered
Exhibit Number    Description of Exhibit                           Page

16.1              Letter from McGladrey & Pullen, LLP to
                  the Securities and Exchange Commission
                  dated August 12, 1997.                              4





























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


                                EXHIBIT 16.1

McGLADREY & PULLEN, LLP                                                  RSM
Certified Public Accountants and Consultants                   international


Securities and Exchange Commission
Washington, DC  20549

Gentlemen:

We were previously the independent accountants for Naturade, Inc., and on October 31, 1996, we reported on the consolidated financial statements of Naturade, Inc. as of and for the three years ended September 30, 1996. On August 6, 1997, we were dismissed as independent accountants of Naturade, Inc. We have read Naturade, Inc.'s statements included under item 4 of its Form 8-K dated August 12, 1997, and we agree with such statements.

                                    /s/ McGladrey & Pullen, LLP

McGladrey & Pullen, LLP
Anaheim, California
August 12, 1997







Suite 800
222 South Harbor Boulevard                                         Worldwide
P.O. Box 200                                                        Services
Anaheim, California 92815-0200                                       Through
(714) 520-9561  FAX (714) 520-0898                         RSM International



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